                                                                   EXHIBIT 10.22



BANK OF AMERICA
BANC OF AMERICA LEASING & CAPITAL, LLC

                                                 Amendment Number 1
                                                 to Guaranty dated July 25, 2002

================================================================================

This Amendment Number 1 made this 4th day of September, 2002, to Guaranty dated July 25, 2002 ( the "Guaranty"), between Banc of America Leasing & Capital, LLC ("Secured Party") and Penhall International Corp. ("Guarantor").


                              W I T N E S S E T H :

WHEREAS, Secured Party and Guarantor are parties to the Guaranty; and

WHEREAS, Secured Party and Guarantor desire to amend certain provisions of the Guaranty;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for the other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

    1. Section 10A. (a) of Guaranty. Interest Coverage Ratio is hereby restated as follows: Interest Coverage ratio (minimum)

        Date                      Ratio
        ----                      -----
        June 30, 2003             1.80
        June 30, 2004             1.95
        June 30, 2005             2.15
        December 31, 2006         2.25

    2. Section 10A (b) of Guaranty. Leverage Ratio is hereby restated as follows: Leverage ratio (maximum)

        Date                      Ratio
        ----                      -----
        June 30, 2003             5.20
        June 30, 2004             4.85
        June 30, 2005             4.55
        December 31, 2006         4.30

    3. Except as amended hereby, the Guaranty shall remain in full force and effect and is in all respects hereby ratified and affirmed. Capitalized terms not otherwise defined herein shall have the meanings ascribed them in the Guaranty.

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.



BANC OF AMERICA LEASING & CAPITAL, LLC          Penhall International Corp.
(Secured Party)                                 (Guarantor)



By: ___________________________________         By: ___________________________________

Printed Name: _________________________         Printed Name: _________________________

Title: ________________________________         Title: ________________________________